Schedule of lease cost and supplemental cash flow information and non-cash activity (Details) - MiX Telematics Limited [Member] - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2024	Mar. 31, 2023
Operating lease cost		$ 1,316	$ 1,252
Short-term lease cost		532	308
Total lease cost		1,848	1,560
Cash payments included in the measurement of lease liabilities		1,563	1,293
Right-of-use assets obtained in exchange for new operating lease liabilities		$ 1,427	$ 862
Weighted-average remaining lease term - operating leases (months)	[1]	19 years	22 years
Weighted-average discount rate - operating leases		8.70%	8.00%

[1]	Including expected renewals where appropriate.